                                                                     EXHIBIT 1.1


                                5,000,000 Shares
                         TEXAS BIOTECHNOLOGY CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                  April __, 2000

PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
FIRST UNION SECURITIES, INC.
SANDERS MORRIS HARRIS
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
  1285 Avenue of the Americas
  New York, New York 10019

Ladies and Gentlemen:

               Texas Biotechnology Corporation, a Delaware corporation (the "Company"), proposes to sell an aggregate of 5,000,000 shares (the "Firm Shares") of the Company's Common Stock, $.005 par value per share (the "Common Stock"), to you and to the other underwriters named in Schedule I (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company and the persons named in Schedule I (the "Selling Shareholders") have also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 750,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

               The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Shareholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

               Each Selling Shareholder has executed and delivered a Custody Agreement in the form attached hereto as Attachment A and a Power of Attorney in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which each Selling Shareholder has placed his or her Option Shares in custody and appointed the persons designated therein as an Attorney-in-Fact (as defined therein) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

               The Company and the Selling Shareholders confirms as follows its agreements with the Representatives and the several other Underwriters.

               1.     Agreement to Sell and Purchase.

               (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter named below, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Representatives and the Company in accordance with Section 1(c) or 1(d) hereof and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof. Schedule I may be attached to the Price Determination Agreement.

               (b) Subject to all the terms and conditions of this Agreement, the Company and the Selling Shareholders grant the Option to the several Underwriters to purchase, severally and not jointly, up to 750,000 Option Shares from the Company and the Selling Shareholders at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company and the Selling Shareholders will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option

Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

               (c) The initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, if the Company has elected to rely on Rule 430A. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement (as hereinafter defined) becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 6 shall remain in effect.

               (d) If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement containing such per share price information shall be filed before the Registration Statement becomes effective.

               2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters, credit to the account of the Company with the Depository Trust Company, against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the Company to PaineWebber Incorporated at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

               To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

               The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company shall be borne by the Company. The cost of tax stamps, if any, in connection with the sale of the Option Shares by Selling Shareholders shall be borne by the Selling Shareholders. The Company will pay and save each Underwriter and any subsequent holder of the Firm Shares and Option Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm and Option Shares. The Selling

Shareholders will pay and save each Underwriter and any subsequent holder of the Option Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the sale to such Underwriter of the Option Shares.

               3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

               (a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-31932) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register additional shares of Common Stock and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

               (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply in all material respects with the applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

               (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

               (d) The only Subsidiary (as defined in the Rules and Regulations) of the Company is the Subsidiary listed on Exhibit 21 to the Registration Statement (the "Subsidiary"). The Company and its Subsidiary are, and at the Closing Date will be, corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation. The Company and its Subsidiary have, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and its Subsidiary are, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary. All of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and claims whatsoever. Except for the stock of the Subsidiary and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and its Subsidiary and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

               (e) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations.

               (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG LLP (the "Accountants") who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

               (g) The Company maintains a system of internal accountings control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (h) Neither the Company nor its Subsidiary has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or its Subsidiary or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiary, and, since such date, the Company has not entered into any material transactions or paid or declared any dividends or other distributions of any kind on any class of its capital stock, other than as set forth or contemplated in the Prospectus.

               (i) Neither the Company nor its Subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or its Subsidiary or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or its Subsidiary or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

               (k) The Company and its Subsidiary have, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on their business as contemplated in the Prospectus, (ii) complied in all material respects with all laws, regulations and orders applicable to them or their business and (iii) performed all their obligations required to be performed by them, and are not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which they are a party or by which their property is bound or affected. To the best knowledge of the Company and its Subsidiary, no other party under any contract or other agreement to which they are a party is in default in any respect thereunder. Neither the Company nor its Subsidiary are, nor at the Closing Date will either of them be, in violation of any provision of their certificate of incorporation or by-laws.

               (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

               (m) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company or its Subsidiary, any contract or other agreement to which the Company or its Subsidiary is a party or by which the Company or any of its Subsidiary or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or its Subsidiary.

               (n) The Company and its Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiary; and all real property and buildings held under lease by the Company and its Subsidiary are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiary.

               (o) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or its Subsidiary are parties have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

               (p) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

               (q) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (r) Except to the extent expressly waived prior to the date hereof, no holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

               (s) The Common Stock of the Company is quoted on the American Stock Exchange and the Shares are duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange.

               (t) The Company and its Subsidiary are in compliance in all material respects with all applicable federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute with the employees of the Company or its Subsidiary exists or, to the knowledge of the Company, is imminent or threatened; and the Company is not aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiary, taken as a whole.

               (u) Except as described in the Prospectus, the Company and its Subsidiary own, or are licensed or otherwise have the full exclusive right to use, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names (collectively, "patent and proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them, and neither the Company nor its Subsidiary have received any written notice or otherwise has actual knowledge of any infringement of or conflict with asserted rights of others or any other claims with respect to any patent or proprietary rights, or of any basis for rendering any patent and proprietary rights invalid or inadequate to protect the interest of the Company or its Subsidiary.

               (v) Neither the Company nor its Subsidiary nor, to the Company's knowledge, any employee or agent of the Company or its Subsidiary have made any payment of funds of the Company or its Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (w) The Company has complied, and until the completion of the distribution of the Shares will comply, with all of the provisions of (including, without limitation, filing all forms required by) Section 517.075 of the Florida Securities and Investor Protection Act and Regulation 3E-900.001 issued thereunder with respect to the offering and sale of the Shares.

               (x) The Company and its Subsidiary (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiary, taken as a whole. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

               (y) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, singly or in the aggregate have a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiary, taken as a whole.

               (z) Except as described in the Prospectus, the Company and it Subsidiary maintain insurance with respect to their properties and business of the types and in amounts generally deemed adequate for their business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

               (aa) The Company has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company and if determined adversely to the Company or its Subsidiary would result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiary, taken as a whole. There are no tax returns of the Company or any of its Subsidiary that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or its Subsidiary has received notice), where the findings of such audit, if adversely determined, would result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiary, taken as a whole.

               (bb) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company, or with respect to which the Company could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiary, taken as a whole.

               (cc) The Company has reviewed its operations and those of its Subsidiary to evaluate the extent to which the business or operations of the Company or its Subsidiary have been or will be affected by the Year 2000 Problem (as defined below); as a result of such review, (A) the Company has identified and resolved all Year 2000 problems, except where the failure to do so would not have a Material Adverse Effect; and (B) the Company believes that the suppliers, vendors, customers or other material third parties used or served by the Company and its Subsidiary have adequately addressed the Year 2000 Problem, except to the extent that a failure to do so would not have a Material Adverse Effect. "Year 2000 Problem" means any significant risk that the Company's computer hardware or software applications and those of its Subsidiary (or of any suppliers, vendors, customers or other material third parties) will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

               4. Representations and Warranties of each of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and covenants to each Underwriter that:

               (a) Such Selling Shareholder has full power and authority to enter into this Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Shareholder, have been given. Each of the Agreement and Power of Attorney and this Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholders in accordance with the terms thereof and hereof.

               (b) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Option Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Option Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein. Upon the delivery of and payment for such Option Shares hereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever.

               (c) On the Closing Date or the Option Closing Date, as the case may be, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Option Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

               (d) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Shareholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Shareholder is a corporation or partnership, the organizational documents of such Selling Shareholder, or, as to all such Selling Shareholders, any contract or other agreement to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

               (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein and in the Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Option Shares to be sold by such Selling Shareholder.

               (f) Such Selling Shareholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Option Shares proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.

               (g) All information with respect to such Selling Shareholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply with all applicable provisions of the Act and the Rules and Regulations, contains and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

               (h) Other than as permitted by the Act and the Rules and Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Option Shares. Such Selling Shareholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Option Shares.

               (i) Certificates in negotiable form for the Option Shares to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such Option Shares under this Agreement, under the Agreement and Power of Attorney which appoints David McWilliams and Steve Mueller as custodian (the "Custodian") for each Selling Shareholder. Such Selling Shareholder agrees that the Option Shares represented by the certificates held in custody for him or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys-in-Fact, the Underwriters, each other Selling Shareholder and the Company, that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian and the Attorneys-in-Fact by such Selling Shareholder are irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Option Shares hereunder, certificates for the Option Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys-in-Fact and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact, or either of them, shall have received notice thereof.

               (j) Such Selling Shareholder has, and at the Option Closing Date will have, full right, power and authority to hold and transfer its interests in its security entitlement (within the meaning of Section 8-501 of the NYUCC) with respect to the Option Shares to be sold by such Selling Shareholder hereunder. Upon the payment of the purchase price for the Option Shares and the crediting by DTC of the Option Shares to the securities accounts of the several Underwriters with DTC, each of the Underwriters will acquire a valid security entitlement (within the meaning of Section 8-501 of the NYUCC) in respect of the Option Shares to be purchased by it, and no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on an adverse claim to such Option Shares may be asserted against the Underwriters.

               5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

               (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

               (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

               (c) The Company will furnish to the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

               (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

               (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representatives after reasonable notice thereof.

               (f) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

               (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

               (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

               (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the American Stock Exchange, (6) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company, (9) the transfer agent for the Shares and
(10) the Accountants.

               (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

               (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

               (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

               (m) During the period of 90 days commencing at the Closing Date, the Company will not, without the prior written consent of PaineWebber Incorporated, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than to the Underwriters pursuant to this Agreement and other than pursuant to employee benefit plans.

               (n) The Company will not, and will cause each of its executive officers and directors to enter into agreements with the Representatives in the form set forth in Exhibit C to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements).

               6. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

               (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor its Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

               (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or its Subsidiary or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiary taken as a whole.

               (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date, and with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and the Selling Shareholders and all conditions herein contained to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

               (f) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Porter & Hedges, L.L.P., counsel to the Company, to the effect set forth in Exhibit D.

               (g) The Representatives shall have received an opinion with respect to the Option Shares, dated the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Porter & Hedges L.L.P., counsel to the Selling Shareholders, to the effect set forth in Exhibit E.

               (h) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Shearman & Sterling, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

               (i) On the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and stating the conclusions and findings of such Accountants with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

               (j) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                      (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

                      (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

                      (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with; and

                      (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
        (B) neither the Company nor any of its Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, and such other matters as the Representatives may reasonably request.

               (k) At the Option Closing Date, there shall have been furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by the Attorneys-in-Fact on behalf of each of the Selling Shareholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of each of the Selling Shareholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Shareholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

               (l) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 5(n).

               (m) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

               (n) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

               (o) The National Association of Securities Dealers, Inc. shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

               (p) The Company and the Selling Shareholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the

Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Shareholders herein, as to the performance by the Company and the Selling Shareholders of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

               (q) On the Closing Date and the Option Closing Date, there shall have been furnished to the Representatives the written opinion of Dressler, Rockey, Minamow & Katz, Ltd., intellectual property counsel the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect of the form of opinion appearing as Schedule 2 hereof.

               7.     Indemnification.

               (a) Each of the Company and the Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the Securities Laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such underwriter through its gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company or any Selling Shareholder might otherwise have.

               (b) Each Underwriter will indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

               (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 7 (c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders, or the Underwriters, the Company, the Selling Shareholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Shareholders from persons other than the Underwriters, such as persons who control the Company or the Selling Shareholders, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Shareholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand and the Underwriters on the other. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). Except for a settlement entered into pursuant to the last sentence of Section 7(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e) The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company contained and the Selling Shareholders in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) in the case of the Company, acceptance of the Shares and payment therefor, (iii) in the case of the Selling Shareholder, acceptance of the Option Shares and payment therefor or (iv) any termination of this Agreement.

               8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or the Selling Shareholders, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the Company's business, properties, business prospects, condition (financial or otherwise) or results of operations, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission, the NASD, by an exchange that lists the Shares or by the Nasdaq Stock Market, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either Federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

               9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 7000 Fannin, 20th floor, Houston, Texas 77030 Attention:______________, or (b) if to the Underwriters, to the Representatives at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

               This Agreement has been and is made solely for the benefit of the several Underwriters and the Company, the Selling Shareholders and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

               All representations, warranties and agreements of the Company and the Selling Shareholders contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Shares hereunder.

               Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

               This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

               In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               The Company, the Selling Shareholders and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

               This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representatives and the Company.

               Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several Underwriters.

                              Very truly yours,

                              TEXAS BIOTECHNOLOGY CORPORATION

                              By: _____________________
                                  Title:


                              THE SELLING SHAREHOLDERS NAMED IN
                              SCHEDULE I ATTACHED HERETO

                              By:  The Attorneys-in-Fact

                              By: _____________________

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
FIRST UNION SECURITIES, INC.
SANDERS MORRIS HARRIS
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule I hereof.

By: PAINEWEBBER INCORPORATED

By: ____________________________
        Title:


By: PRUDENTIAL SECURITIES INCORPORATED

By: ___________________________________
        Title:


By: FIRST UNION SECURITIES, INC.

By: ___________________________________
        Title:

By: SANDERS MORRIS HARRIS

By: ___________________________________
        Title:

SCHEDULE I

UNDERWRITERS


                                                        Number of
Name of                                                 Firm Shares
Underwriters                                            to Be Purchased
------------                                            ---------------
PaineWebber Incorporated

Prudential Securities Incorporated

First Union Securities, Inc.

Sanders Morris Harris






Total                                                   ____________________

                                                        ====================

                                                                    ATTACHMENT A


                         TEXAS BIOTECHNOLOGY CORPORATION

                                CUSTODY AGREEMENT



David McWilliams
Steve Mueller
Texas Biotechnology Corporation
7000 Fannin Street, 20th Floor
Houston, Texas 77030


Gentlemen:

        Texas Biotechnology Corporation, a Delaware corporation (the "Company"), filed a Registration Statement on Form S-3, file no. 333-31932 (the "Registration Statement"), with the Securities and Exchange Commission to register for sale to the public under the Securities Act of 1933, as amended (the "Act"), shares of the Company's common stock, $.005 par value per share (the "Common Stock").

        The shares to be covered by the Registration Statement shall consist of
(a) up to 5,000,000 shares of Common Stock to be sold by the Company and (b) up to 750,000 shares of Common Stock to be sold by the Company and the Selling Shareholders, of which _______ shares are being offered by the undersigned (the "Selling Shareholder"). The _______ shares of Common Stock to be sold by the Selling Shareholder are referred to herein as the "Shares".

        Delivered to both of you and each of you herewith as custodian (individually, "Custodian" and collectively, the "Custodians") is a copy of the correspondence between the Selling Shareholder and the Bank of New York (the "Transfer Agent") evidencing the transfer of a certificate received by the Transfer Agent in negotiable form representing the Shares, registered in the name of the Selling Shareholder. Each Custodian is hereby empowered to determine in its sole discretion the time or times when, and the purposes for and the manner in which, any power herein conferred upon it shall be exercised and the conditions, provisions or covenants by him pursuant hereto, and it is understood that each Custodian may in its sole and absolute discretion determine that such action is in the best interests of the Selling Shareholder.

        The Selling Shareholder intends to enter into an underwriting agreement (the "Underwriting Agreement"), a draft of which has been delivered to you, with the Company and the several underwriters ("Underwriters") to be named therein, for whom PaineWebber Incorporated, Prudential Vector Healthcare, First Union Securities, Inc., and Sanders Morris Harris are to act as the representatives (the "Representatives"), relating to, among other things, the sale of the Shares by the several Underwriters. The Underwriting Agreement is supplemented by a Price Determination Agreement, which sets forth the initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriters (the "Pricing Determination Agreement"). All references contained herein to the "Underwriting Agreement" shall be deemed to include the Price Determination Agreement. The Selling Shareholder understands that the Underwriting Agreement is subject to revisions before execution, and that the Registration Statement has not been declared effective under the Securities Act and is subject to amendment.

        Concurrently, the Selling Shareholder has delivered a copy of a duly executed Selling Shareholder's Power of Attorney ("Power of Attorney") naming the individuals specified therein, and either of them, as attorneys-in-fact ("Attorneys-In-Fact") for certain purposes, including the execution, delivery and performance of this Custody Agreement in his name, place and stead, causing the transfer of the Shares to the Representatives upon the completion of the transactions contemplated by the Underwriting Agreement, and taking certain other actions on behalf of the Selling Shareholder.

        In connection with the foregoing, the Selling Shareholder hereby appoints the Custodians to act as his agents as provided herein, and the Custodians hereby accept such appointment. The Custodians shall act in accordance with the instructions set forth in this Custody Agreement and any further instructions given to it by written instrument signed by the Underwriters and by the Selling Shareholder acting on his own behalf or through the Attorneys-In-Fact.

        As Custodian, you are hereby authorized and instructed to provide the Transfer Agent with the appropriate authorizations on behalf of the Selling Shareholder regarding the Selling Shareholder's custodial account maintained at the Transfer Agent upon the following terms and conditions.

        11. Until payment for the Shares to be sold by the Selling Shareholder is made or this Custody Agreement is otherwise terminated in accordance with the provisions of Paragraph 12, no instruction shall be given to the Transfer Agent authorizing a transfer of the Shares to the Representatives; provided, however, that the Selling Shareholder shall be entitled to exercise all voting rights pertaining to its Shares and to receive all dividends and distributions thereon.

        12. At the Closing Date specified in the Option Shares Notice (as defined in the Underwriting Agreement), at the place referred to in Section 2 of the Underwriting Agreement you shall (i) cause the Shares to be sold to the Underwriters, against payment by the Underwriters to you of the total purchase price for the Shares, which shall be equal to the number of Shares multiplied by the purchase price per Share specified in the Underwriting Agreement, for the account of the Selling Shareholder; and (ii) give receipt for such payment.

        13. You shall disburse the payment by the Underwriters in the following manner: (i) to itself, as agent for the Selling Shareholders, a reserve amount to be designated in writing by

Attorneys-In-Fact from which amount the Custodian shall pay, as soon as reasonably practicable, (A) the Selling Shareholders' proportionate share of all expenses of the offering and sale of the Shares as provided in the Underwriting Agreement by and among the Company, the Selling Shareholders and the Representatives, (B) its reasonable charges and disbursements for acting hereunder with respect to the sale of the Shares and (C) any applicable stock transfer taxes; and (ii) to each Selling Shareholder, pursuant to the written instructions of Attorneys-In-Fact, (A) on the Closing Date, a sum equal to the share of the proceeds to which such Selling Shareholder is entitled, as determined by Attorneys-In-Fact, less the reserve amount designated by any Attorney-In-Fact, and (B) promptly after all proper charges, disbursements, costs and expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above. Before making any payment from the amount reserved under clause (i) above, except payments made pursuant to subclause (B) of clause (ii) above, the Custodian shall request and receive the written approval of Attorneys-In-Fact. To the extent the expenses referred to in subclause (A) of clause (i) above exceed the amount reserved, the Selling Shareholders shall remain liable for their proportionate share of such expenses.

        14. You shall not be bound in any way by any other agreement or contract to which the Company, the Selling Shareholder or the Underwriters are a party other than the Power-of-Attorney (whether or not you have knowledge thereof) and your only duties or responsibilities shall be to direct the transfer of the Shares to the Representatives as Custodian in accordance with the terms of this Custody Agreement.

        15. These instructions may be altered or amended only with your consent and the consent of the Company, the Selling Shareholder (individually or through his Attorney-In-Fact) and the Representatives. Should any attempt be made to change this Custody Agreement in a manner that would either increase your duties or responsibilities, or which in your sole and absolute discretion you deem undesirable, you may resign as Custodian by notifying the Selling Shareholder in writing and, until a successor Custodian is appointed by the Selling Shareholder and accepts such appointment, your only duty shall be to hold the Shares, pending delivery thereof to such successor Custodian, accompanied by an assignment or stock power transferring such Shares to such successor Custodian without recourse or warranty.

        16. Any notice or other communication or delivery required or permitted to be given or made by you under this Custody Agreement shall be delivered or made by messenger, or forwarded by registered or certified mail, as follows:

               (a)    if to the Selling Shareholder:


                      -------------------------------

                      -------------------------------

                      -------------------------------

               (b)    if to the Representatives:

                      PaineWebber Incorporated
                      Prudential Vector Healthcare
                      First Union Securities, Inc.
                      Sanders Morris Harris
                         as Representatives of the several Underwriters
                      c/o PaineWebber Incorporated
                      1285 Avenue of the Americas
                      New York, New York 10019
                      Attention: Corporate Finance Department

Any notice to you will be addressed to your office as set forth on the first page hereof and will be delivered by messenger or registered or certified mail.

        17. You shall be entitled to act and rely upon any statement, request or notice arising from this Custody Agreement given to you on behalf of the Selling Shareholder if the same shall have been made or given to you by either of the Attorneys-In-Fact; provided, however, that any statement or notice to you with respect to the Closing Time under the Underwriting Agreement or with respect to the non-effectiveness or termination of the Underwriting Agreement must be confirmed in writing to you by the Representatives.

        18. You hereby agree to act as Custodian for the Selling Shareholder as provided herein without compensation, but you shall be reimbursed for any reasonable expenses or disbursements incurred by you in performing your duties hereunder, including, but not limited to, actual costs for legal services should you deem it necessary to retain an attorney. You may exercise any of your duties hereunder by or through agents or employees and shall be entitled to retain counsel regarding all matters pertaining to your duties hereunder. You shall not be liable for any action, taken or omitted to be taken by you hereunder, except for your willful misconduct or gross negligence.

        19. The Selling Shareholder represents and warrants to you that: (a) the Shares deposited by such Selling Shareholder have been duly and validly authorized and issued and are fully paid and nonassessable; (b) such Selling Shareholder has valid and marketable title to the Shares, free and clear of all pledges, liens, security interests, charges, claims, equities and encumbrances of any kind, and has full right, power and authority to sell, transfer and deliver the Shares pursuant to the Underwriting Agreement; (c) by delivery of a certificate or certificates therefor the Selling Shareholder will transfer to the Underwriters who have purchased the Shares pursuant to the Underwriting Agreement (without notice of any defect in the title of the Selling Shareholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to the Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; (d) the execution, delivery and performance of the Underwriting Agreement and the Power of Attorney and this Custody Agreement and the sale and delivery of the

Shares and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by the Selling Shareholder with his obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of the Selling Shareholder pursuant to, any contract indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which he may be bound, or to which any of the property or assets of the Selling Shareholder may be subject, nor will such action result in any violation of the provisions of any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of his properties, including the Act; (e) such Selling Shareholder has, and at the time of delivery of the Shares will have, the full right, power and authority to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to sell, transfer and deliver the Shares pursuant to the Underwriting Agreement; and (f) no filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of his obligations under the Underwriting Agreement or in the Power of Attorney and this Custody Agreement, or in connection with the offer, sale or delivery of the Shares. The Selling Shareholder agrees that until payment in full has been made for his Shares or until the Underwriting Agreement has been terminated, such Selling Shareholder will not give, sell, pledge, hypothecate, grant any lien on, transfer, deal with or contract with respect to, the Shares, or any interest therein except in accordance with the Underwriting Agreement.

        20. The Selling Shareholder agrees that: (a) your obligations and duties with respect to the Shares are confined to those specifically enumerated in this Custody Agreement; (b) you shall not be responsible for obtaining the Shares from wherever they may be held as pledge, in safekeeping, or for any other purpose; (c) you shall not be liable or responsible for the sufficiency, correctness, genuineness or validity of any instruments deposited with the Transfer Agent, or the form of execution thereof or the identity, authority or rights of any person executing or depositing them; (d) you are under no obligation to ascertain the terms or conditions of any such instruments or to comply in any respect with the terms thereof; and (e) you shall not be liable for any loss which may occur by reason of forgeries, false representations, your own negligence, or the exercise of discretion by you in any particular manner, or for any other reason except gross negligence or willful misconduct. The Selling Shareholder further agrees to indemnify and hold you harmless against all costs, damages, attorneys' fees, expenses and liabilities, which you may incur or sustain in connection with this Custody Agreement or any claim or court action arising hereunder, and will pay such items upon demand.

        21. The Selling Shareholder agrees that: (a) the Shares deposited with the Transfer Agent are subject to the interests of the Underwriters under the Underwriting Agreement; (b) the arrangements made by such Selling Shareholder for such custodial account and the appointment by such Selling Shareholder of the Attorneys-In-Fact by the Power of Attorney are to that extent irrevocable; (c) the obligations of such Selling Shareholder under this Custody Agreement and under the Underwriting Agreement shall not be terminated by operation of law or the occurrence of any event, including the death or incapacity of such Selling Shareholder, or the termination of any trust or estate for which the undersigned is acting as a fiduciary; and (d) if any such event should occur before the delivery of the Shares as provided in the Underwriting Agreement, the transfer of the Shares shall be authorized by you as Custodian in accordance with the terms and conditions of the Underwriting Agreement, and the actions taken by any of the Attorneys-In-Fact pursuant to the Power of Attorney shall be as valid as if such event had not occurred, regardless of whether or not you or any of the Attorneys-In-Fact shall have received notice of such event.

        22. The Selling Shareholder hereby authorizes and consents to the reliance by Porter & Hedges, L.L.P., counsel to the Company, on the representations, warranties and covenants of such Selling Shareholder contained in this Custody Agreement for purposes of rendering an opinion to the Underwriters or otherwise.

        23. If the Option Closing Date (as defined in the Underwriting Agreement) does not occur before the 31st day after the date of the Price Determination Agreement (as defined in the Underwriting Agreement), or if prior thereto you have received notice from the Representatives that: (a) in accordance with the Underwriting Agreement, the Shares were not sold, or (b) the transactions contemplated in the Underwriting Agreement have been abandoned by mutual consent of the Company, the Selling Shareholder and the Representatives, then the custodial account established upon the delivery of the Shares to the Transfer Agent thereupon and this Custody Agreement shall terminate and you shall instruct the Transfer Agent to return to the Selling Shareholder all certificates and other documents deposited by the Selling Shareholder along with any necessary stock powers for the transfer of the Shares to the Selling Shareholder; provided, however, that the Selling Shareholder shall be liable to you for the payment of your reasonable expenses and disbursements as Custodian hereunder.

        24. This Custody Agreement and the rights and duties of the parties hereto shall be governed by the laws of the State of Texas without regard to principles of conflict of laws.

        25. This Custody Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.

        26. This Custody Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated:         April ___, 2000.

Name and Address:                                  Very truly yours,


                                                                               *
-------------------------------                    -----------------------------
                                                   [Name]
-------------------------------

-------------------------------                    Signature guaranteed by:


                                                   -----------------------------

                                                   By:
                                                      --------------------------

                                                   (Note: The signature must be
                                                   guaranteed by a U.S.
                                                   commercial bank (but not a
                                                   savings and loan association)
                                                   or trust company or by a
                                                   broker which is a member firm
                                                   of the American or New York
                                                   Stock Exchange. A notary
                                                   public is not sufficient.)






----------------------------
* To be signed in exactly the same manner as the shares are registered. Please call if you do not know the exact name that appears on your certificate.

        Instruction: If you are married, please have your spouse complete this form:


                                 SPOUSAL CONSENT

        I am the spouse of ____________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of the Common Stock of Texas Biotechnology Corporation, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated:         April ______, 2000.



By:
   --------------------------------------
        [Name]

                              PAYMENT INSTRUCTIONS

        Please choose one of the methods of payment described below and provide the requested information as indicated.

               1. ______ Wire funds to the following bank. Wiring instructions are enclosed (you must contact your bank to make sure they can accept wire transfers and to obtain any other information they may require as to accepting wire transfers):

                  ---------------------------------
                  ---------------------------------
                  ---------------------------------
                  ---------------------------------
                  ---------------------------------



               2. ______ Cashier's check to be mailed or otherwise delivered in my name to:

                      _______________   Directly to me at the following address:

               ---------------------------------------------------------
               ---------------------------------------------------------
               ---------------------------------------------------------

        Instructions: Indicate how you wish to receive payment for the shares sold to the Underwriters. Please note that if you are selling shares held by a corporation or other association or in the name of a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including trusts, corporations or other associations, holding the shares being sold.

                     CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT


______________________, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Letter of Transmittal and Custody Agreement.

Dated:         April _____, 2000.


                                                   By:
                                                      --------------------------
                                                          David McWilliams



                      DO NOT DETACH FROM CUSTODY AGREEMENT

                     CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT



        ______________________, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Letter of Transmittal and Custody Agreement.

Dated:         April _____, 2000.



                                                   By:
                                                      --------------------------
                                                          Steve Mueller



                      DO NOT DETACH FROM CUSTODY AGREEMENT

                                                                       EXHIBIT A

                                5,000,000 Shares
                         TEXAS BIOTECHNOLOGY CORPORATION

                                  Common Stock

                          PRICE DETERMINATION AGREEMENT

                                                                    April , 2000


PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
FIRST UNION SECURITIES, INC.
SANDERS MORRIS HARRIS
  As Representatives of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

               Reference is made to the Underwriting Agreement, dated ______, 2000 (the "Underwriting Agreement"), among Texas Biotechnology Corporation, a Delaware corporation (the "Company") and the several Underwriters named in
Schedule I thereto or hereto (the "Underwriters"), for whom PaineWebber Incorporated is acting as representative (the "U.S. Representative"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 5,000,000 shares (the "Firm Shares") of the Company's common stock, par value $0.005 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

               Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representative as follows:

               The initial public offering price per share for the Firm Shares shall be $_______.

               The purchase price per share for the Firm Shares to be paid by the several Underwriters shall be $_______ representing an amount equal to the initial public offering price set forth above, less $______ per share.

               The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

               As contemplated by the Underwriting Agreement, attached as
Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

               THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

               If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                                 Very truly yours,

                                                 TEXAS BIOTECHNOLOGY CORPORATION

                                                 By: ___________________________
                                                       Title:


                                                 THE SELLING SHAREHOLDERS NAMED
                                                 IN SCHEDULE I ATTACHED HERETO

                                                 By:

                                                 By: ___________________________

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
FIRST UNION SECURITIES, INC.
SANDERS MORRIS HARRIS
Acting on behalf of
themselves and as the
Representatives of the
other several Underwriters
named in Schedule I hereof.

By:     PAINEWEBBER INCORPORATED

By:
     ---------------------------
               Title:


By:     PRUDENTIAL SECURITIES INCORPORATED

By:
     -------------------------------
               Title:


By:     FIRST UNION SECURITIES, INC.

By:
     -------------------------------
               Title:

By:     SANDERS MORRIS HARRIS

By:
     -------------------------------
               Title:

                                                                       EXHIBIT B

                         TEXAS BIOTECHNOLOGY CORPORATION

                     SELLING SHAREHOLDER'S POWER OF ATTORNEY


Texas Biotechnology Corporation
7000 Fannin Street, 20th Floor
Houston, Texas 77030
Attention:     Mr. David McWilliams
               Mr. Steve Mueller


Dear Sirs:

        The undersigned stockholder understands that Texas Biotechnology Corporation, a Delaware corporation (the "Company"), has filed a registration statement (the "Registration Statement") on Form S-3 (File No. 333-31932) under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the proposed sale by the undersigned and the Company of shares of common stock, par value $.005 per share ("Common Stock"), of the Company to certain underwriters (the "Underwriters"), represented by PaineWebber Incorporated, Prudential Vector Healthcare, First Union Securities, Inc., and Sanders Morris Harris, pursuant to the Underwriting Agreement referred to below and that the Underwriters propose to offer and sell such shares to the public. The Underwriting Agreement is supplemented by a Price Determination Agreement, which sets forth the initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriters (the "Pricing Determination Agreement"). All references contained herein to the "Underwriting Agreement" shall be deemed to include the Price Determination Agreement.

        The shares of Common Stock that the undersigned desires to sell (the "Shares") are designated in the accompanying Information Statement and the Shares are issued and outstanding shares of Common Stock represented by a stock certificate registered in the undersigned's name.

        Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering to you a Custody Agreement (the "Custody Agreement").

        1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints David McWilliams and Steve Mueller, and each of them, as attorneys-in-fact of the undersigned, with full power and authority to act together or alone, with full power of substitution (individually, each an "Attorney-in-Fact", and collectively, the "Attorneys-in-Fact"), in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of the Shares by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

               (a) To sell, assign and transfer to the Underwriters the shares of Common Stock represented by the certificate deposited by the undersigned with the Bank of New York (the "Transfer Agent");

               (b) To take all necessary action in respect to the Company's Registration Statement, covering the offering and sale of Common Stock referred to therein, and all amendments thereto, including the execution of all such documents, letters and consents as may be necessary or desirable in connection therewith, including, without limitation, requests that such Registration Statement be declared effective by the Securities and Exchange Commission;

               (c) For the purpose of effecting such sale, to make, execute, deliver and perform the undersigned's obligations under a Underwriting Agreement, by and among the Company, the undersigned and the Underwriters, substantially in the form of the draft which is attached hereto, receipt of which is hereby acknowledged, with such changes as the Attorney-in-Fact or Attorneys-in-Fact may deem necessary and appropriate (the "Underwriting Agreement"), and to execute such Underwriting Agreement on behalf of the undersigned, as well as any other documents, agreements, certificates, stock powers or other instruments contemplated by the Underwriting Agreement or, in the opinion of the Attorney-in-Fact or Attorneys-in-Fact, necessary to consummate the sale of the Common Stock and any other transactions contemplated by the Underwriting Agreement, including, without limitation, endorsing any certificates representing the shares, it being specifically understood that the Underwriting Agreement shall provide that the undersigned shall indemnify the Underwriters (including each person, if any, who controls any such Underwriter within the meaning of
        Section 15 of the Securities Act) against certain liabilities under such Act to the extent provided in the Underwriting Agreement referred to above;

               (d) To cause the Transfer Agent to endorse, transfer and deliver a certificate(s) for the Shares to or on the order of the Underwriters or to their nominee or nominees, pursuant to the Underwriting Agreement, and to give such orders and instructions to the Transfer Agent as the Attorney-in-Fact or Attorneys-in-Fact may in his or their sole discretion determine with respect to (i) the transfer of the Shares to be sold by the undersigned in order to effect such sale (including the names in which new certificates for such shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificates for such Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the remittance to the undersigned of the proceeds from any sale of Shares to be sold by the undersigned and (iv) the return to the undersigned of certificates representing the number of shares, if any, deposited with the custodian but not sold by the undersigned under the Registration Statement for any reason;

               (e) To retain Porter & Hedges, L.L.P., who are also counsel to the Company, as legal counsel to act for the undersigned in connection with any and all matters referred to herein;

               (f) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, powers of attorney, letters and other writings (including to the Securities and Exchange Commission), including without limitation, amendments to the Custody Agreement, to take action to facilitate the qualification of the Shares under the blue sky or securities laws of the jurisdictions in which the Underwriters propose to offer the Shares, and in general to do all things and to take all action that the Attorney-In-Fact or Attorneys-in-Fact in his or their sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of the Shares to the Underwriters, as fully as could the undersigned if personally present and acting;

               (g) To make, acknowledge, verify and file on behalf of the undersigned, such applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

               (h) to take any and all other actions necessary or advisable to accomplish any of the foregoing and to consummate the Offering.

        2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Company and the Underwriters and this Power of Attorney, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby is coupled with an interest and shall be irrevocable and shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If after the execution hereof the undersigned should die or become incapacitated, or if any trust or estate should be terminated, or if any corporation or partnership should be dissolved or liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the Attorney-in-Fact or Attorneys-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, incapacity, termination, dissolution, liquidation, or other event or events had not occurred and regardless of whether or not the Custodian, Attorneys-in-Fact, Underwriters, or any one of them, shall have received notice thereof.

               Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into prior to April 20, 2000, then from and after such date the undersigned shall have the power to revoke all authority herein conferred by giving written notice to the Attorneys-in-Fact, in care of the

Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys-in-Fact or any Attorney-in-Fact pursuant to this Power of Attorney prior to actual receipt of such notice.

        3. The Attorneys-in-Fact or any Attorney-in-Fact shall have full power to make and substitute any Attorney-in-Fact in his or their place and stead, and the undersigned hereby ratifies and confirms all that the Attorneys-in-Fact or substitute or substitutes have done consistently with the provisions of this Power of Attorney and all that the Attorneys-in-Fact or substitute or substitutes shall do by virtue of the presents. All actions hereunder may be taken by any one of the persons named herein as Attorney-in-Fact or his substitute. In the event of the death or incapacity of any Attorney-in-Fact, the remaining Attorney-in-Fact shall appoint a substitute therefor. The term "Attorney[s]-in-Fact" as used herein shall include their respective substitutes.

        4.     The undersigned hereby represents, warrants and agrees that:

               (a) All information furnished to the Company by or on behalf of the undersigned for the use in connection with the preparation of the Registration Statement, including all information contained in the Information Statement accompanying this Power of Attorney, is and will be true and correct in all material respects on the date hereof, on the effective date of the Registration Statement, and on the date[s] of delivery referred to in the Underwriting Agreement (the "Closing Date") and does not and will not omit any material fact necessary to make such information not misleading;

               (b) The undersigned, having full right, power and authority to do so, has duly executed and delivered this Power of Attorney, appointing the Attorneys-in-Fact as attorney-in-fact for the undersigned, to execute and deliver the Custody Agreement and the Underwriting Agreement and otherwise to act as specified in this Power of Attorney on behalf of the undersigned in connection with the transactions contemplated by the Underwriting Agreement. This Power of Attorney, the Custody Agreement and the Underwriting Agreement are valid and binding agreements of the undersigned, enforceable against the undersigned in accordance with their terms, except as the enforceability of such agreements may be subject to, or limited by, bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general equitable principles.

               (c) The undersigned has and, on the Closing Date will have, good, valid and unencumbered title to the shares of Common Stock represented by the certificates deposited on behalf of the undersigned with the Transfer Agent, free and clear of any and all pledges, liens, security interests, charges, claims, equities, and encumbrances, with full legal right, power and authority to sell, assign, transfer and deliver the same; the undersigned has, and on the Closing Date will have, full legal right, power and authority and all authorizations, consents, orders and approvals required by law to enter into the Underwriting Agreement and to carry out all the terms and provisions thereof to be carried out by the undersigned; such

        Underwriting Agreement, when properly executed, delivered and made effective in accordance with its terms, will be a valid and binding agreement of the undersigned; the certificate for Common Stock delivered on behalf of the undersigned to the Transfer Agent in connection with the sale of the Shares, as contemplated in the Underwriting Agreement, is genuine and the undersigned has no knowledge of any fact which would impair the validity of such certificate; upon the delivery of any payment for the Shares being sold by the undersigned, as contemplated by the Underwriting Agreement, the several Underwriters will receive good, valid and unencumbered title to the Shares purchased from the undersigned free and clear of any and all liens, encumbrances, equities, security interests and claims whatsoever, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of the undersigned; such shares on the Closing Date will be validly issued, fully paid and nonassessable;

               (d) The performance of the Underwriting Agreement by the undersigned and the consummation of the transactions contemplated therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, loan agreement, bond, debenture, will, deed of trust, trust, agreement or other instrument, if any, to which the undersigned is a party or by which the undersigned is, or the shares of Common Stock represented by the certificates specified in the accompanying Information Statement are, bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental body applicable to the undersigned or, to the best knowledge of the undersigned, to such Common Stock;

               (e) The undersigned has carefully reviewed the Registration Statement and will carefully review each amendment thereto upon receipt thereof from the Company and will promptly advise you in writing if:

                      (i) The name and address of the undersigned, if set forth
               in any preliminary prospectus (the "Preliminary Prospectus") contained in the Registration Statement or the prospectus (the "Prospectus") deemed to be part of the Registration Statement at the time it becomes effective, is not properly set forth;

                      (ii) Except as set forth in the Preliminary Prospectus,
               (A) either the undersigned or any of the undersigned's associates** has an interest adverse to the Company or its subsidiaries* in any pending legal proceeding, (B) either the undersigned or any of the undersigned's associates is a party to any contract with the Company or its subsidiaries, except a contract which has been disclosed and the material terms of which have been fully and accurately described in the Preliminary



---------------------------

**   See Exhibit A attached hereto for certain definitions.

               Prospectus, (C) either the undersigned or any of the undersigned's associates has a material relationship* with the Company or any of its officers or directors, (D) the undersigned has any information pertaining to underwriting compensation and arrangements or any dealings between any "underwriter or related person"*, "member"* of the National Association of Securities Dealers, Inc. ("NASD") or a "person associated with the member"* and the Company or any parent, subsidiary or controlling shareholder thereof, other than information relating to the proposed Underwriting Agreement, or (E) the undersigned is a member of the NASD, a person associated with a member or an underwriter or related person with respect to the proposed offering;

                      (iii) The undersigned has reason to believe that (A) any
               information furnished to the Company by or on behalf of the undersigned for use in connection with the Registration Statement or the Prospectus or any Preliminary Prospectus is not true and complete; (B) each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto did not comply when so filed in all material respects with the Securities Act of 1933, as amended (the "Securities Act") and the applicable rules and regulations thereunder; (C) the Registration Statement and any amendments thereto do not comply in all material respects with the Securities Act and the applicable rules and regulations thereunder or contain any untrue statement of a material* fact or omit to state any material* fact required to be stated therein or necessary to make the statements therein not misleading; or (D) any Preliminary Prospectus, the Prospectus and any supplements thereto will contain any untrue statement of a material* fact or omit to state any material* fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement or the Prospectus or any amendments or supplements thereto or any Preliminary Prospectus based upon information furnished to the Company in writing by any Underwriter;

                      (iv) The undersigned knows of any material* adverse
               information with regard to the current or prospective operations of the Company or its subsidiaries which is not disclosed in the Preliminary Prospectus; or

                      (v) Except as indicated in the Preliminary Prospectus, the undersigned knows of any arrangements made by or to be made by any person or of any transaction already effected, (A) to limit or restrict the sale of shares of Common Stock during the period of the public distribution, (B) to stabilize the market for the Common Stock, or (C) for withholding commissions, or otherwise to hold the Underwriters or anyone else responsible for the distribution of the undersigned's participation;

               (f) In connection with the offering of the Shares as contemplated in the Underwriting Agreement, the undersigned has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares;

               (g) The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus and the Prospectus, as appropriate, or other material permitted by the Securities Act;


               (h) The undersigned will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Closing Date, and you may consider that there has not been any such development unless advised to the contrary;

               (i) The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Stockholder in the Underwriting Agreement and the indemnity and contribution agreements contained therein and does hereby represent, warrant and agree that (i) such representations, warranties, statements and agreements, insofar as they relate to the undersigned are true and correct as of the date hereof and will be true and correct at all times through the Closing Date under the Underwriting Agreement and (ii) such agreements, insofar as they relate to the undersigned, have been complied with as of the date hereof and will be complied with on and after the Closing Date;

               (j) Without having undertaken to determine independently the accuracy or completeness of the representations and warranties of the Company contained in the Underwriting Agreement or the information contained in the Registration Statement (except as such representations, warranties and information relate to the undersigned), to the undersigned's knowledge, the undersigned is not aware that any of the representations and warranties as set forth in Section 3 of the Underwriting Agreement is untrue or inaccurate in any material respect.

               (k) All representations and warranties of the undersigned herein and in Section 4 of the Underwriting Agreement will survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

               (l) Except as indicated in the accompanying Information Statement, the undersigned has not sold during the last six (6) months any Common Stock of the Company at a price varying from that at which the Common Stock of the Company is proposed to be offered to the general public pursuant to the offering;

               (m) Upon request of any Attorney-in-Fact, the Representatives or their counsel, the undersigned, if a partnership, corporation, custodian, trustee and/or guardian, will supply the Attorney-in-Fact with all documentation demonstrating the undersigned's authority to enter into and be bound by this Power of Attorney and the Custody Agreement (e.g., appropriate corporate resolutions, By-laws and Certificate of Incorporation; partnership agreements; trust agreements; etc.); and

               (n) Upon request of any Attorney-in-Fact or the Representatives or their counsel, the undersigned will supply the Underwriters with an opinion of the undersigned's counsel (which must allow reliance thereon by) to the effect set forth in the Underwriting Agreement.

        5. The representations, warranties and agreements of the undersigned in this Power of Attorney and those of the undersigned contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys-in-Fact, the Company, the Underwriters and the Representatives, agents and counsel, the Custodian and Porter & Hedges, L.L.P., as counsel to the Company.

        6. The Attorneys-in-Fact shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given by the undersigned, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained; provided, however, that any statement or notice to the Attorneys-in-Fact with respect to the Closing Date under the Underwriting Agreement or with respect to the noneffectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to the Attorneys-in-Fact by the Representatives. In acting hereunder, the Attorneys-in-Fact may also rely on the representations and agreements of the undersigned made in the Custody Agreement.

               It is understood that the Attorneys-in-Fact assume no responsibility or liability to any person other than to deal with the certificates deposited with the Transfer Agent and the proceeds from the sale of securities represented thereby in accordance with the provisions hereof. The Attorneys-in-Fact (in such a capacity), make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys-in-Fact shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys-in-Fact's own gross negligence or bad faith. The undersigned agrees to indemnify the Attorneys-in-Fact for and to hold the Attorneys-in-Fact harmless against any loss, liability or expense incurred by or on behalf of the Attorneys-in-Fact arising out of or in connection with acting as Attorneys-in-Fact under this Power of Attorney, as well as the cost and expenses of defending against any claim of liability in the premises, and not due to the Attorneys-in-Fact's own gross negligence or bad faith. The undersigned agrees that the Attorneys-in-Fact may consult with counsel of their own choice (who may be counsel for the Company) and the Attorneys-in-Fact shall have full and complete authorization and protection for any action taken or suffered by the Attorneys-in-Fact hereunder in good faith and in accordance with the opinion of such counsel.

        7. The undersigned has deposited with the Transfer Agent, certificates in negotiable form for the Shares, duly endorsed in blank by the undersigned, for delivery to the Underwriters under the Underwriting Agreement, upon the authorization of the Custodian under the Custody Agreement.

        8. The undersigned does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to the Underwriting Agreement; and the undersigned does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company other than those described in the Registration Statement and the Prospectus.

        9. The undersigned will cooperate to the extent necessary to cause the Registration Statement to become effective at the earliest possible time.

        10. The undersigned will pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by the undersigned to the Underwriters.

        11. This Power of Attorney, the Custody Agreement, the certificate(s) representing Shares pursuant to the Custody Agreement, and all authority conferred hereby and thereby, are granted, in consideration of the Company's inclusion in the Registration Statement of the Shares that may be sold by the undersigned and made and conferred subject to and in consideration of the interests of each Attorney-In-Fact, the Custodians under the Custody Agreement, the Underwriters and the Company, for the purpose of completing the transactions contemplated by this Power of Attorney, by the Custody Agreement and by the Underwriting Agreement; and each Attorney-In-Fact is hereby further vested with an estate, right, title and interest in and to the Shares deposited with the Transfer Agent, pursuant to the Custody Agreement for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions at the time of purchase. The undersigned agrees that the Shares represented by the certificates held in custody are subject to the interests of the Underwriters under the Custody Agreement and the Underwriting Agreement, and the arrangements made by the undersigned and for such custody are, except as specifically provided herein, irrevocable, and that the obligations of the undersigned under this Power of Attorney, the Custody Agreement and the Underwriting Agreement shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of any selling stockholder (including the undersigned) or the occurrence of any other event. If the undersigned should die or be incapacitated or if any other event shall occur before completion of the transactions contemplated by the Underwriting Agreement, this Power of Attorney and the Custody Agreement, the Attorney-In-Fact nevertheless shall be authorized and directed to complete such transactions in accordance with the terms and conditions of this Power of Attorney, the Custody Agreement and the Underwriting Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Attorney-In-Fact, the Custodian or any Underwriter shall have received notice of such death, incapacity or other event.

        12. It is understood that the Attorneys-in-Fact shall serve entirely without compensation but shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred by them in the discharge of their responsibilities hereunder.

        13. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to principles of conflicts of laws.


Dated:      April ___, 2000       Very truly yours,


                                  ----------------------------------------------
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  [Name & Address]


Signature guaranteed:**


------------------------------------

By:
   ---------------------------------


  * To be signed in exactly the same manner as the shares are registered.

 ** The signature must be guaranteed by a commercial bank or trust company (but not by a savings and loan association) or by a broker which is a member firm of the American or New York Stock Exchange.


                                 SPOUSAL CONSENT

        I am the spouse of _______________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of the Common Stock of Texas Biotechnology Corporation, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated:         April ___, 2000.


By:______________________________
        [Name]

                                    EXHIBIT A

Definitions

        For purposes of the representations made in the Power of Attorney, the following definitions shall be applicable:

        "Associate" means (a) any corporation or organization (other than the Company or any of its majority-owned subsidiaries) of which the party executing the Power of Attorney is an officer or partner or of which such party is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such party has a substantial beneficial interest or as to which such party serves as trustee or in a similar capacity, (c) the party's spouse, any relative of the party's spouse or any relative of the party who has the same home as such party or who is a director or officer or executive of the Company or any of its parents or subsidiaries, and (d) any partner, syndicate member or person with whom such party has agreed to act in concert with respect to the acquisition, holding, voting or disposition of shares of the Company's securities.

        "Beneficial," when used in connection with the ownership of securities, means (a) any interest in a security which entitles a party to any of the rights or benefits of ownership even though such party may not be the owner of record or (b) securities owned by such party or which such party has a right to acquire on or before March 1, 2000 directly or indirectly, including those held by him for his own benefit (regardless of how registered) and securities held by others for his benefit (regardless of how registered), such as by custodians, brokers, nominees, pledges, etc., and including securities held by an estate or trust in which such party has an interest as legatee or beneficiary, securities owned by a partnership of which such party is a partner, securities held by a personal holding company of which such party is a stockholder, etc., and securities held in the name of such party's spouse, minor children and any relative (sharing the same home). A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

               (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or

               (b) investment power which includes the power to dispose, or to direct the disposition, of such security.

        "Control" (including the correlative terms "controlling,""controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

        "Family Relationship" means any relationship by blood, marriage or adoption, not more remote than first cousin.

        "Material," when used to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters to which there is a substantial likelihood that a reasonable investor would attach importance in determining whether to purchase the Common Stock of the Company.

        "Material Relationship" has not been defined by the Securities and Exchange Commission. However, the Commission has given indications that it will probably construe as a "material relationship" any relationship which tends to prevent arm's-length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that a party would have such a relationship, for example, with any organization of which he is an officer, director, trustee or partner or in which he owns, directly or indirectly, 10% or more of the outstanding voting stock or equity interest, in which he has some other substantial interest, or which he may Control, and with any person or organization with whom he has, or with whom any relative or spouse (or any other person or organization as to which he has any of the foregoing other relationships) has, a contractual relationship.

        The NASD defines a "Member" as any broker or dealer admitted to membership in the NASD.

        The NASD defines a "Person Associated with a Member" as being every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

        An "Underwriter or a Related Person" with respect to a proposed offering includes the underwriters, underwriter's counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

                              INFORMATION STATEMENT


                            NUMBER OF
                             SHARES                                               NUMBER OF
     COMMON STOCK         DEPOSITED WITH                                         SHARES TO BE
  CERTIFICATE NUMBER      TRANSFER AGENT            REGISTERED IN NAME OF            SOLD
  ==================      ==============            =====================        ============

                                                                       EXHIBIT C



                                                                 _________, 2000

PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
FIRST UNION SECURITIES, INC.
SANDERS MORRIS HARRIS
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019


Dear Sirs:

               In consideration of the agreement of the several Underwriters, for which PaineWebber Incorporated, Prudential Vector Healthcare, First Union Securities, Inc. and Sanders Morris Harris (the "Representatives") intend to act as Representatives to underwrite a proposed public offering (the "Offering") of 5,000,000 shares of Common Stock, par value $0.005 per share (the "Common Stock") of Texas Biotechnology Corporation, a Delaware corporation, as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-31932), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such shares, without the prior written consent of PaineWebber Incorporated, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) (other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements).

                                                 Very truly yours,

                                                 By:
                                                    ----------------------------

                                                 Print Name:
                                                            --------------------

                                                                       EXHIBIT D


                               Form of Opinion of
                             Counsel to the Company


               (a) The Company and its Subsidiary are corporations duly incorporated, validly existing and in good standing under the laws of the jurisdiction of their incorporation and have full corporate power and authority to conduct all the activities conducted by them and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and have full corporate power and authority to own or lease all the assets owned or leased by them and to conduct their business as described in the Registration Statement and the Prospectus. The Company is the sole record owner and, to our knowledge, the sole beneficial owner of all of the capital stock of its Subsidiary.

               (b) All of the outstanding shares of Common Stock have been, and the Shares, when paid for by the Underwriters in accordance with the terms of the Agreement, will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right under
(i) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (ii) the Company's certificate of incorporation or by-laws or (iii) any instrument, document, contract or other agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement. Except as described in the Registration Statement or the Prospectus, to the best of our knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any Subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

               (c) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of the Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders, have been obtained and are in full force and effect, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company. All references in this opinion to the Agreement shall include the Price Determination Agreement.

               (d) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization." The description of the Common Stock contained in the Prospectus is complete and accurate in all material respects.

               (e) The Registration Statement, including any Rule 462(b) Registration Statement and all post-effective amendments thereto, if any, have been declared effective under the Securities Act and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations. The Registration Statement, including any 424(b) Registration Statement, and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time they were filed) comply or complied in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial data contained in, the Registration Statement or the Prospectus or incorporated by reference therein).

               (f) To the best of our knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

               (g) To the best of our knowledge, except to the extent expressly waived, as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

               (h) To the best of our knowledge, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business or assets of the Company and its Subsidiary, taken as a whole.

               (i) To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of respective properties or assets which are required to be described in the Prospectus but are not so described.

               (j) The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company. The Agreement is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, is enforceable against the Company in accordance with the terms thereof.

               (k) The execution and delivery by the Company of, and the performance by the Company of its agreements in, the Agreement do not and will not (i) violate the certificate of incorporation or by-laws of the Company or its Subsidiary, (ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiary pursuant to the terms of, (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which we have knowledge, (y) any voting trust arrangement or any contract or other agreement to which the Company or its Subsidiary is a party that restricts the ability of the Company to issue securities and of which we have knowledge or (z) any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement or (iii) breach or otherwise violate any existing obligation of the Company or its Subsidiary under any court or administrative order, judgment or decree of which we have knowledge.

               (l) Delivery of certificates for the Shares will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and without notice of any adverse claim with respect thereto.

               (m) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (n) The Shares have been duly authorized for listing by the American Exchange upon official notice of issuance.

               (o) We hereby confirm to you that we have been advised by the Commission that the Registration Statement has become effective under the Act and that no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated.

               (p) The issue and sale of the shares of Stock being delivered on the date hereof by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, which violation would have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company, nor will such actions result in any violation of the provisions of (i) the charter or by-laws of the Company or (ii) any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets which violation, in the case of clause (ii), would have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company; and, except for the registration of the Stock under the Act, such consents, approval, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriter and approval for listing of the Stock by the American Stock Exchange, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby.

               (q) We have participated in the preparation of the Registration Statement and the Prospectus and, without assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any document incorporated by reference into the Prospectus, and except for the statements under the caption "Businesses - Licenses and Patents" and "Risk Factors - Risks Relating to Intellectual Property" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary or the legal matters or documents referred to therein, which correctly summarize such legal matters and documents, nothing has come to our attention that causes us to believe that, both as of the Effective Date and as of the Closing Date and the Option Closing Date, the Registration Statement or any amendment thereto contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

               (r) The foregoing opinion is subject to the qualification that the enforceability of the Agreement may be: (i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

               (s) This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person, except that this letter may be relied upon by your counsel in connection with the opinion letter to be delivered to you pursuant to Section 6(g) of the Agreement.

                                                                       EXHIBIT E


                                 Form of Opinion
                                of Counsel to the
                              Selling Shareholders


               Each of the Selling Shareholders has full power to enter into the Agreement and the Agreement and Power of Attorney and to sell, transfer and deliver such Shares pursuant to the Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery of the Agreement and the Agreement and Power of Attorney on behalf of each of the Selling Shareholders has been given. The delivery of the Shares on behalf of the Selling Shareholders pursuant to the terms of the Agreement and payment therefor by the Underwriters will transfer good and marketable title to the Shares to the several Underwriters purchasing the Shares, free and clear of all liens, encumbrances and claims whatsoever.

               Each of the Agreement and the Agreement and Power of Attorney has been duly executed and delivered by or on behalf of each of the Selling Shareholders, is a valid and binding agreement of each Selling Shareholder and, except for the indemnification and contribution provisions of the Agreement and the Agreement and Power of Attorney are enforceable against the Selling Shareholders in accordance with the terms thereof.

               To the best of our knowledge, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of the Selling Shareholders, in connection with the execution, delivery and performance of the Agreement*** and the Agreement and Power of Attorney by or on behalf of the Selling Shareholders or in connection with the taking by or on behalf of the Selling Shareholders of any action contemplated thereby or, if so required, all such consents, approvals, authorizations and orders have been obtained and are in full force and effect, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Selling Shareholders.

               To the best of our knowledge, the execution and delivery by the Selling Shareholders of, and the performance by the Selling Shareholders of their agreements in, the Agreement and the Agreement and Power of Attorney, do not and will not (i) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any Selling Shareholders

----------------------
(1) All references in this opinion to the Agreement shall include the Price Determination Agreement.

pursuant to the terms of (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which we have knowledge, (y) any voting trust arrangement or any contract or other agreement to which any Selling Shareholders is a party that restricts the ability of any such Selling Shareholders to sell such securities and of which we have knowledge or (2) any other contract or other agreement, or
(ii) breach or otherwise violate any existing obligation of any Selling Shareholders under any court or administrative order, judgment or decree of which we have knowledge.

               To the best of our knowledge, there are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by the Selling Shareholders to the several Underwriters.

               The foregoing opinion is subject to the qualification that the enforceability of the Agreement and the Agreement and Power of Attorney may be
(i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

               This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person, except with our prior written consent.

                                                                       EXHIBIT F



                               Form of Opinion of
                     Dressler, Rockey, Milnamow & Katz, Ltd.


               To the best of our knowledge, the Company owns, or possesses adequate and enforceable rights to use, the Patents and all other intangibles necessary for the conduct of its business as now being conducted and as described in the Registration Statement and Prospectus. To the best of our knowledge, neither the Company nor any of its subsidiaries has infringed, is infringing or has received any notice of infringement of or conflict with any intangibles of any other person that we believe will have a material adverse effect on the conduct of its business as now being conducted and as described in the Registration Statement and Prospectus. Nothing herein shall be construed as a representation that any infringement searching or investigation has been conducted to discover unknown intangibles of third parties.

               Except for the proceedings involving processing and examination of patent and trademark applications and patents before governmental bodies, there is no litigation or governmental or other proceeding relating to the Patents or any other intangibles necessary for the conduct of the Company's business as now being conducted and as described in the Registration Statement and Prospectus before any court or before or by any public body or board pending to which the Company or its subsidiaries is a party or threatened against the Company or any of its subsidiaries; neither the Company nor its subsidiaries has given notice to any third party of any claim of infringement of its patents or any intangibles.

               The statements in the Registration Statement and Prospectus under "Business --Licenses and Patents," and "Risk Factors--Risks Relating to Intellectual Property" insofar as they purport to summarize the provisions of statutes, regulations, contracts, agreements, patents, patent applications or other documents therein described, have been prepared or reviewed by us and accurately reflect the provisions purported to be summarized and are correct in all material respects.




                                      F-1